                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 11, 2006
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                            WEBFINANCIAL CORPORATION
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               (Exact name of registrant as specified in charter)

             DELAWARE                0-631                    56-2043000
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  (State or other jurisdiction    (Commission               (IRS Employer
          of incorporation)       File Number)             Identification No.)

               590 Madison Avenue, 32nd Floor, New York, NY 10022
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (212) 520-2300
                                                           --------------

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          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01.   NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED  LISTING RULE
OR STANDARD; TRANSFER OF LISTING.

         On May 11, 2006,  the Board of Directors  of  WebFinancial  Corporation
(the "Company")  authorized the delisting of the Company's common stock from the
Nasdaq SmallCap  Market  effective May 15, 2006. The Company also issued a press release  announcing the delisting and deregistration of the common stock and the reasons for taking such action.

         On May 15, 2006,  the Company filed a Form 15 with the  Securities  and
Exchange Commission  deregistering its common stock and suspending its reporting obligations  under the Securities  Exchange Act of 1934.  The Company  presently intends  to  continue  to make  available  its  periodic  financial  information commencing with the period ending June 30, 2006.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

       (d)    Exhibits

       99.1   Press release dated May 11, 2006.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               WEBFINANCIAL CORPORATION
                                     (Registrant)

Date:    May 15, 2006
                               By:    /s/ Glen Kassan
                                      ------------------------------------------
                               Name:  Glen Kassan
                               Title: Vice President and Chief Financial Officer